POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints E. Gerald Kay, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Chem International, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.002 ("Common Stock"), issuable by the Company pursuant to the exercise of stock options granted under the Company's Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Securities Act of 1933, as amended, on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall be or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of October, 1997.




                                          Christina M. Kay
                                          Name:   Christina M. Kay
                                          Title:  Director

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints E. Gerald Kay, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Chem International, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.002 ("Common Stock"), issuable by the Company pursuant to the exercise of stock options granted under the Company's Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Securities Act of 1933, as amended, on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall be or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of October, 1997.




                                          Riva L. Kay
                                          Name:   Riva L. Kay
                                          Title:  Director

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints E. Gerald Kay, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Chem International, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.002 ("Common Stock"), issuable by the Company pursuant to the exercise of stock options granted under the Company's Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Securities Act of 1933, as amended, on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall be or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of October, 1997.





                                       Robert J. Canarick
                                       Name:   Robert J. Canarick
                                       Title:  Director

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints E. Gerald Kay, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Chem International, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.002 ("Common Stock"), issuable by the Company pursuant to the exercise of stock options granted under the Company's Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Securities Act of 1933, as amended, on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall be or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of October, 1997.





                                       Leonard Stowe
                                       Name:   Leonard Stowe
                                       Title:  Director